Exhibit 99.2

DRACO FINANCIAL CONSULTING AGREEMENT

This consulting agreement (this “Agreement”) is effective as of March 4 , 2019 and is entered by and between IIOT-OXYS, Inc., a Nevada corporation (the “Company”), and Draco Financial LLC, a Florida Limited Liability Company (“Consultant”), together the Parties (the “Parties”).

RECITALS

WHEREAS, Consultant has experience in the area of corporate finance, investor communications, and financial and investor public relations;

WHEREAS, the Company desires to formalize its existing business relationship with the consultant and to enter an agreement to further engage the service of the Consultant to assist and consult with the Company in matters concerning corporate finance, investor communications and public relations with existing shareholders, broker, dealers, and other investment professionals as to the company’s current and proposed activities;

NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth, and intending to be legally bound, the Company and Consultant agree as follows:

1.	Term of Consultancy. The Company engages Consultant to act in a consulting capacity to the Company, and the Consultant agrees to provide services to the Company commencing on the date first set forth above and ending 6 months later (the “term of this Agreement.”). The Company may terminate this Agreement at any time, with or without cause however not withstanding the foregoing, if the consultant is terminated by the company, the company shall continue to be obligated to pay to the consultant the compensation set forth in the Remuneration paragraph of this agreement for the remainder of the term of this agreement.

2.	Duties of Consultant. The Consultant will generally provide the following specified consulting services (the “Services”) through its officers and employees during the term of this Agreement:

A.	Advise and assist the Company in developing and implementing appropriate plans and material for presenting the Company and its business plans, strategy and personnel to the financial community, and creating the foundations for subsequent financial public relations efforts;
B.	Introduce the Company to the financial community;
C.	With the cooperation of the Company, maintain awareness during the term of this Agreement of the Company’s plans, strategy, and personnel, as they may evolve during such period, and advise and assist the Company in communicating appropriate information regarding such plans, and personnel to the financial community;
D.	Assist and advise the company with respect to its (i) stockholder and investor relations, (ii) relations with brokers dealers, analysts, and other investment professionals, and (iii) financial and media public relations;

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E.	Perform the functions generally assigned to investor/stockholder relations departments in major corporations, including responding to telephone and written inquiries (which may be referred to the Consultant by the Company); assisting in the preparation of press releases for the Company with the Company’s involvement and approval for reviewing press releases, reports, and other communications with or to shareholders, the investment community, and the general public; advising with respect to the timing, form, distribution, and other matters related to such releases, reports communications, and consulting with respect to corporate symbols, logos, names, the presentation of such symbols, logos, and names, and other matter relating to corporate image.
F.	Upon receipt of the Company’s approval, conduct meeting in person or by telephone, with brokers, dealers, analysts, other investment professionals and the general investing public. The Consultant will report in writing a summary of the activities (meetings and calls) performed on a monthly basis.
G.	At the Company’s request, review business plans, strategies, mission statements, budgets, proposed transactions and other plans for the purpose of advising the Company of the investment community implications thereof; and
H.	In addition to the other duties stated herein, the Consultant will also:
•	On or before March 31, 2019: Facilitate a face-to-face meeting with at least one key prospective investor;
•	Within 15 days of Q2 FY19 10Q release: Conduct a Call with Company’s leadership and Consultant’s Investor Network; and
•	Within 15 days of Q3 FY19 10Q release: Conduct a Call with Company’s leadership and Consultant’s Investor Network.

I.	Otherwise perform as the Company’s financial relations and public relations consultant.

3.	Allocation of Time and Energies. The Consultant will perform the Services in a professional manner in accordance with accepted industry standards and in compliance with applicable securities laws and regulations. It is explicitly understood that Consultant’s performance of its duties hereunder will in no way be measured by the price of the Company’s common stock, nor the trading volume of the Company’s common stock.

4.	Remuneration. As full and complete compensation for the Consultant’s agreement to perform the Services, the Company shall compensate the Consultant as follows:

A.	For undertaking this engagement and of other good and valuable consideration, the Company agrees to issue and deliver to the Consultant a “Commencement Bonus” payable in the form of 500,000 common shares (the “Shares”) of the Company’s common stock (“Common Stock”). The shares commencement bonus will be payable as follows: 500,000 shares of restricted stock issued within 5 business days of the execution of this Agreement. The shares of Common Stock issued as a “Commencement Bonus” shall be deemed to be fully vested and paid for on the date of the delivery of the shares to the Consultant by the company.

B.	All shares of the Common Stock issued pursuant to this Agreement shall be issued in the name of Consultant.

C.	During the term of this Agreement, and for a period of 6 months after the termination or expiration of this Agreement, the Consultant shall not, directly or indirectly, engage in any short selling activities of the Company’s Common Stock.

D.	The Consultant shall enter into such trading restrictions as the parties shall agree will not adversely affect the trading price of the Company’s Common Stock.

5.	Expenses. Consultant agrees to pay for all its expenses (phone, labor, etc.), other then extraordinary items for which the Company will reimburse Consultant. Such extraordinary items include travel and entertainment required by/or specifically requested by the Company, luncheons or dinners for large groups of investment professionals, mass faxing to a sizable percentage of the company’s constituents, investor conference call, print advertisement in publications and like expenses approved by the Company prior to its incurring an obligation for reimbursement.

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6.	Indemnification. The Company agrees to indemnify and hold Consultant harmless from and against any losses, damages, or liabilities related to or arising out of Consultant’s engagement, and will reimburse Consultant for all reasonable expenses (including reasonable counsel fees) as they are incurred by Consultant in connection with investigating, preparing for, or defending any action or claim related thereto, whether or not in connection with pending or threatened litigation in which Consultant is a party. The Company will not, however, be responsible for any actions, claims, liabilities, losses, damages, liabilities related to, and other equitable considerations; provided, however, that in no event shall the amount to be contributed by the Consultant exceed the amounts actually received by Consultant. The foregoing shall be in addition to any rights that Consultant may have at common law or otherwise and shall extend upon the same terms to the benefit or and director, officer, employee, agent or controlling person Consultant.

7.	Representation. The Company warrants and represents that all oral communications, written documents or materials furnished to Consultant are accurate, and the Consultant warrants and represents that all communications by Consultant with the public with respect to the financial affairs, operations, profitability, and strategic planning of the Company will be in accordance with information provided to it by the Company. The Consultant may rely upon the accuracy of the information provided by the Company without independent investigation. Consultant represents that it is not requires to maintain any licenses and registrations under federal or any state regulations necessary to perform the services set forth herein. Consultant acknowledges that to the best of its knowledge consultant, its officers and directors are not the subject of any investigation, claim decree, or judgment involving any violations of the SEC or securities laws.

8.	Statues as Independent Contractor. Consultant’s engagement pursuant to the Agreement shall be as independent contractor, and not as employee, office or other against the Company. Neither party to this Agreement shall represent or hold itself out to be the employer or employee of the other. Consultant further acknowledges the consideration provided herein above is a gross amount of consideration and that the Company will not withhold from such consideration in any amount as to income taxes and other such payments shall be made or provided for by Consultant and the Company shall have no responsibility or duties regarding such matters. Neither the Company nor the Consultant possesses the authority to bind each other in any agreements without the express written consent on the entity to be bound.

9.	Waiver. The waiver by either party of a breach of any provision of this agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by such other party.

10.	Notices. All notices, requests, and other communications hereunder shall be deemed to be duly given if sent by U.S. mail, postage, prepaid, addressed to the other party at the address set forth herein below:

Draco Financial, LLC.	________________
2572 W. State Rd. 426	________________
Suite 2024	________________
Oviedo, FL 32765	________________

Either party may change address to which notices for it shall be addressed by providing notice of such change to the other party in the manner set forth in this paragraph.

11.	Choice of Law, Jurisdiction, and Venue. This Agreement shall be governed by, construed, and enforced in accordance with the internal laws of the State of Florida, without giving the effect to its conflict of laws choice of law principals.

12.	Disputes. The parties agree that all disputes between them of any nature whatsoever shall be resolved in Orlando, FL via binding arbitrations before either the American Arbitration Association (www.adr.org) or JAMS (www.jamsadr.org), whichever the Company prefers. The arbitrator shall have the power to decide all matters but must decide all disputes in accordance with Florida Law. The Parties choose arbitration because it is usually faster and less expensive than litigations, and it will allow the parties to resolve their disputes privately. The arbitrator shall allow limited discovery to allow the Parties to present our respective cases but shall be mindful of out desire to avoid the expense of broad discovery typically allowed in litigation.

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13.	Complete Agreement. Except for the Confidentiality Agreement dated October 2, 2018 between the parties, which agreement shall not be affected by the terms of this Agreement, this Agreement contains the entire agreement of the parties relations to the subject matter hereof. This Agreement and its terms may not be changed orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

14.	Consultant Not a Broker-Dealer/ Prohibition from Participation in the Sale of Securities. The Company acknowledges that the Consultant is not licensed as a broker-dealer under applicable federal and state securities laws. Consequently, none of the Services hereunder are intended to be those of a broker-dealer. Pursuant to Rule 3a4-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Consultant agrees not to perform, and the Company expressly prohibits the Consultant from performing the following services: (a) making any sales of Company securities; (b) discussing the price of any Company securities; (c) delivering any offering materials for Company securities; (d) discussing the terms, rights or characteristics of any Company securities; and (e) discussing any investment in the business or securities of Company, except to direct any inquiries regarding the foregoing to authorized representatives of Company. Consultant hereby represents and warrants to the Company that Consultant is not an associated person of a broker or dealer as defined in Rule 3a4-1 of the Exchange Act. At no time shall the Consultant provide services which would require the Consultant to be registered or licensed with any federal or state regulatory body or self-regulating agency.

15.	Statutory Disqualification. Neither the Consultant nor any of its officers, directors, controlling persons, employees, representatives, agents, affiliates, or any other person providing services to the Company for or on behalf of the Consultant hereunder is or shall be during the term subject to statutory disqualification as defined in Section 3(a)(39) of the Exchange Act of 1934, as amended.

16.	Accredited Investor Status. The Consultant hereby represents that it is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated by the Securities and Exchange Commission (the “SEC”). The Consultant has initialed below each of the categories which apply to the Consultant and has furnished to the Company any requested reasonable evidence of the Consultant’s status as an “accredited investor.” (Please indicate and initial all applicable categories)

_____	a corporation, limited liability company, partnership, or a Massachusetts or similar business trust, which was not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000;
_____	an entity in which all of the equity owners are “accredited investors.” [1]

17.	Representations of the Consultant. The Consultant represents and warrants to the Company as set forth below.

a.       Restricted Securities. The Consultant understands that the Shares have not been registered pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or any state securities act, and thus are “restricted securities” as defined in Rule 144 promulgated by the SEC. Accordingly, the Consultant hereby acknowledges that it is prepared to hold the Shares for an indefinite period.

b.       Investment Purpose. The Consultant acknowledges that the Shares are being acquired for its own account, for investment, and not with the present view towards the distribution, assignment, or resale to others or fractionalization in whole or in part. The Consultant further acknowledges that no other person has, and the Consultant currently intends that no person will have in the future, a direct or indirect beneficial or pecuniary interest in the Shares.

c.       Limitations on Resale; Restrictive Legend. The Consultant acknowledges that it will not sell, assign, hypothecate, or otherwise transfer any rights to, or any interest in, the Shares except (i) pursuant to an effective registration statement under the Securities Act, or (ii) in any other transaction which, in the opinion of counsel acceptable to the Company, is exempt from registration under the Securities Act, or the rules and regulations of the SEC thereunder. The Consultant also acknowledges that an appropriate legend will be placed upon each of the certificates representing the Shares stating that the securities have not been registered under the Securities Act and setting forth or referring to the restrictions on transferability and sale of these securities.

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1 For purposes of Rule 501(a), an individual is an “accredited investor” if he or she (i) had individual net worth (i.e., excess of total assets over total liabilities, but excluding the principal residence) on the date of the Agreement was at least $1,000,000, and/or (ii) had an individual income in excess of $200,000 in each of the two most recent calendar years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year. Individual income is defined for this purpose as adjusted gross income as determined for federal income tax purposes under the Internal Revenue Code (the “Code”), plus (i) any deductions for long-term capital gains under Section 1202 of the Code, (ii) any depletion deductions under Section 611, et seq., of the Code, (iii) any interest income excluded under Section 103 of the Code, and (iv) any partnership losses allocated to the Consultant as reported on Schedule E of Form 1040.

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d.       Information Furnished. Prior to making its decision to enter into this Agreement, the Consultant had access to the following documents: (i) the Company’s 2017 annual report on Form 10-K for the year ended December 31, 2017; (ii) the Company’s quarterly reports on Form 10-Q for the quarters ended March 31, 2018, June 30, 2018, and September 30, 2018; (iii) each of the Company’s reports on Form 8-K filed with the SEC since the filing of its most recent annual report; and (iv) each other filing made with the SEC since the filing of the Company’s most recent annual report. The Consultant has relied upon the information contained therein and has not been furnished any other documents, literature, memorandum, or prospectus.

e.       Opportunity to Ask Questions. The Consultant has had the opportunity to question and receive answers from the Company concerning the terms and conditions of the proposed stock transaction and the business of the Company.

g.       No Advertisements. Prior to entering into this Agreement, the Consultant had a significant preexisting relationship with the Company or its management. The Consultant did not enter into the Agreement as a result of or subsequent to any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast on television or radio, or presented at any seminar or meeting.

SIGNATURE PAGE FOLLOWS

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AGREED TO:

“The Company”	IIOT-OXYS, Inc.

Date: February 28, 2019	By: /s/ Clifford L. Emmons
Clifford L. Emmons, CEO

“Consultant”	Draco Financial, LLC.

Date: March 1, 2019	By: /s/ Rick Esquivel
Rick Esquivel, CEO
& Its Duly Authorized Officer

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